UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 25, 2015

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

10497 Town and Country Way, Suite 700

Houston, Texas 77024

(Address of Principal Executive Offices)

(713) 239-1154

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

As previously announced, on March 9, 2015, BPZ Resources, Inc. (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of Texas Victoria Division (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the proceeding In re BPZ Resources, Inc., Case No. 15-60016 (the “Bankruptcy Case”). Additional information regarding the Bankruptcy Case can be found at www.bpzenergy.com and www.kccllc.net/bpz.

On September 25, 2015, the Company filed with the Bankruptcy Court an Amended Plan of Liquidation pursuant to Chapter 11 of the Bankruptcy Code. A copy of the Amended Plan of Liquidation is attached as Exhibit 99.1. On September 25, 2015, the Company filed with the Bankruptcy Court an Amended Disclosure Statement for the Plan of Liquidation pursuant to Chapter 11 of the Bankruptcy Code. A copy of the Amended Disclosure Statement for the Plan of Liquidation is attached as Exhibit 99.2.

In addition, on September 25, 2015, the Company filed with the Bankruptcy Court an Expedited Motion for Order (I) Conditionally Approving Disclosure Statement and Combining the Hearing on the Chapter 11 Plan and the Disclosure Statement; (II) Approving the Publication Notice; (III) Fixing Record Date of Voting; (IV) Setting Deadlines to Vote on Plan and Object to Plan and Disclosure Statement; (V) Approving Plan Solicitation Package and Voting Procedure; and (VI) Granting Related Relief. A copy of this Expedited Motion for Order is attached as Exhibit 99.3.

Information contained in the Amended Plan of Liquidation is subject to change, whether as a result of amendments to the Amended Plan of Liquidation, third-party actions, or otherwise. The Amended Plan of Liquidation is subject to acceptance by certain of the Company’s creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Bankruptcy Court.  There can be no assurances that the creditors of the Company will accept the proposed Amended Plan of Liquidation, or that the Bankruptcy Court will confirm the Amended Plan of Liquidation. This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan of Liquidation.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included herein may constitute “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events of the Company. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only to management’s plans, assumptions and expectations as of the date hereof. Please refer to the Company’s Annual Report on Form 10-K for year ended December 31, 2014, filed with the SEC on March 16, 2015 and other SEC filings for a discussion of material risk factors and additional information on factors which may cause the Company’s future results to materially vary from such forward-looking statements. The Company disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

Cautionary Statements Regarding Bankruptcy Proceedings

As previously disclosed on Form 8-K filed with the SEC on August 6, 2015, after the closing of the Purchase and Sale Agreements authorized by the Bankruptcy Court and described therein, the Company has no further business operations. The only remaining assets to liquidate are non-operating assets consisting of the three GE LM 6000 PD gas fired turbine packaged power units, which have been transferred from a subsidiary to the Company in preparation for sale and liquidation. The Company has filed a proposed Amended Plan of Liquidation under Chapter 11 with the Bankruptcy Court.

The proposed Amended Plan of Liquidation contemplates the holders of the Company’s capital stock will receive no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 Plan of Liquidation can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan. Shareholders of a company in Chapter 11 generally receive value only if all claims of the company’s secured and unsecured creditors are fully satisfied. In this case, because the proceeds from the previously disclosed consummation of the Purchase Agreement and the Spin-Off Contract are significantly less than the Company's administrative liabilities and amounts owed to creditors, the proposed Amended Plan of Liquidation provides that the Company’s shareholders will receive no value for their shares of its common stock. Accordingly, even though the Company’s common stock continues to be quoted on the OTC Pink Marketplace, it has no underlying asset value and the Company’s shareholders should not view the trading activity of its common stock on the OTC Pink Marketplace or any other market or trading platform as being indicative of the value the Company’s shareholders will receive, if any, as part of the Bankruptcy Case or in connection with any liquidation.

Ongoing Reporting to Shareholders

The Company has suspended and plans to continue to suspend the filing of its regular SEC periodic reports on Forms 10-Q and 10-K given the Company has ceased to have an operating business based on the facts described above, and the likelihood that shareholders will receive no value for their shares. The Company will, however, continue filing Forms 8-K with respect to material developments concerning the Company until it has disposed of all remaining assets and is dissolved, as expected under state law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Amended Plan of Liquidation for BPZ Resources, Inc.

Exhibit 99.2	Amended Disclosure Statement for Plan of Liquidation for BPZ Resources, Inc.

Exhibit 99.3

Expedited Motion for Order (I) Conditionally Approving Disclosure Statement and Combining the Hearing on the Chapter 11 Plan and the Disclosure Statement; (II) Approving the Publication Notice; (III) Fixing Record Date of Voting; (IV) Setting Deadlines to Vote on Plan and Object to Plan and Disclosure Statement; (V) Approving Plan Solicitation Package and Voting Procedure; and (VI) Granting Related Relief for BPZ Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: September 28, 2015	By:	/s/ J. Durkin Ledgard
	Name:	J. Durkin Ledgard
	Title:	Chief Legal, Administrative and Commercial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Amended Plan of Liquidation for BPZ Resources, Inc.

Exhibit 99.2	Amended Disclosure Statement for Plan of Liquidation for BPZ Resources, Inc.

Exhibit 99.3

Expedited Motion for Order (I) Conditionally Approving Disclosure Statement and Combining the Hearing on the Chapter 11 Plan and the Disclosure Statement; (II) Approving the Publication Notice; (III) Fixing Record Date of Voting; (IV) Setting Deadlines to Vote on Plan and Object to Plan and Disclosure Statement; (V) Approving Plan Solicitation Package and Voting Procedure; and (VI) Granting Related Relief for BPZ Resources, Inc.